SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report - March 24, 1997

                    MONOCACY BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)



  Maryland                  0-22536             52-1824297
------------               --------             ----------
State or other          (Commission File       (IRS Employer
jurisdiction                Number)            Identification
of incorporation)                               Number)


222 East Baltimore Street
Taneytown, Maryland                          21787
---------------------------             ----------------
(Address of principal executive           (Zip Code)
 offices)


Registrant's telephone number including area code: (410) 756-2655
                                                   --------------

                             N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)


                        Page 1 of 41
                  Exhibit Index at page 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits

             10.1  Agreement, dated June 16, 1993, by and between
             Taneytown Bank & Trust Company and Francis W.
             Neubauer, Jr.

             10.2  Supplemental Retirement Plan Agreement, dated
             April 25, 1994, by and between Taneytown Bank &
             Trust Company and Francis W. Neubauer, Jr.

Item 8.     Change in Fiscal Year.

            Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MONOCACY BANCSHARES, INC.
                              (Registrant)



Dated:   March 24, 1997       /s/ Michael K. Walsch
                              -------------------------------
                              Michael K. Walsch, Executive Vice
                              President, Chief Financial Officer
                              and Chief Operations Officer

                       EXHIBIT INDEX
                       -------------

                                                   Page Number
                                                    in Manually
Exhibit                                          Signed Original
-------                                          ---------------


10.1         Agreement, dated June 16, 1993, by         5
             and between Taneytown Bank & Trust
             Company and Francis W. Neubauer, Jr.


10.2         Supplemental Retirement Plan Agreement,    25
             Dated April 25, 1994, by and between
             Taneytown Bank & Trust Company and
             Francis W. Neubauer, Jr.